EXTENSION AGREEMENT

      THIS EXTENSION AGREEMENT (the "Extension"), entered into as of the 6th day of May, 2005 (the "Effective Date") by and between Azur International Inc., a Nevada corporation (the "Borrower") and Efficient Management Trading Co., Inc. ("Lender"), shall amend, modify, supersede and be part of that certain Convertible Secured Promissory Note dated December 29, 2004 in the principal sum of Three Million and No/100 Dollars ($3,000,000.00) (the "Promissory Note"). The Borrower and Lender hereby agree as follows:

      1. The payment of the remaining principal and interest due to Lender pursuant to the Promissory Note is due and payable by Borrower to Lender on the 30th day of June 2005.

      2. In consideration of the sum of TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower agrees to an extension of the Maturity Date to January 1, 2006.

      3. Lender agrees to provide Borrower with an additional extension. Therefore, the payment of the remaining principal and interest due to Lender pursuant to the Promissory Note shall be due and payable by Borrower to Lender on the Maturity Date which is the 1st day of January 2006.

      4. All other provisions in the Agreement shall remain in full force and effect.

      5. In the event of any inconsistencies between the Agreement and this Extension, this Extension shall control.

IN WITNESS WHEREOF, the Borrower and Lender have executed and entered into this Extension as of the day first above set forth.

                                    BORROWER

                                    Azur International Inc.
                                    a Nevada corporation


                                    By: /s/ Donald Winfrey
                                       -----------------------------------------
                                           Donald Winfrey, President.

                                    Dated: May 2, 2005

                                    LENDER:

                                    Efficient Management Trading Co., Inc.



                                    By: /s/ Aaron Baer
                                       -----------------------------------------
                                    Print Name:  Aaaron Baer
                                    Title: Secretary and Treasurer

                                    Dated: May 6, 2005